                                                                      EXHIBIT 23

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-76259) of Doral Financial Corporation of our report dated February 25, 2000 relating to the financial statements, which appears on page 47 of the 1999 Annual Report to Shareholders of Doral Financial Corporation, which is incorporated by reference in Doral Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.



/s/ PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

San Juan, Puerto Rico
March 29, 2000

                                                                      EXHIBIT 23

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-31283) of Doral Financial Corporation of our report dated February 25, 2000 relating to the financial statements, which appears on page 47 of the 1999 Annual Report to Shareholders of Doral Financial Corporation, which is incorporated by reference in Doral Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.



/s/ PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

San Juan, Puerto Rico
March 29, 2000